UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2023

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 5.07  Submission of Matters to a Vote of Security Holders.

On July 7, 2023, Jaguar Health, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders of the Company. Five proposals were submitted to and approved by the Company’s stockholders. The proposals are described in details in the Company’s proxy statement. The final results for the votes regarding each proposal are set for below.

1.	Proposal to elect one Class II director to the Company’s board of directors to hold officer for a three-year term until the annual meeting of stockholders in 2026 and until his successor is elected and qualified. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non- Votes
John Micek III	6,027,707	238,397	0

2.	Proposal to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
8,608,787	201,057	29,440	0

3.	Proposal to approve the issuance of shares of our common stock, par value $0.0001 per share (the “Common Stock”), issuable upon exercise of warrants and conversion of preferred stock issued and to be issued to certain accredited investors in accordance with Nasdaq Listing Rule 5635(d), was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
3,028,490	475,340	107,274	2,573,182

4.	Proposal to approve an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 2,700,000 shares and extend the remaining term of the 2014 Plan to ten years, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
5,757,091	410,930	98,083	2,573,182

5.	Proposal to approve a proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3 and/or Proposal 4, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
5,820,111	339,795	106,198	2,573,182

Item 7.01.  Regulation FD Disclosure.

On July 7, 2023, the Company issued a press release announcing the results of the Annual Meeting, a copy of which is furnished as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

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Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 7, 2023.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: July 7, 2023

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